UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Bancorp 34, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[letterhead of Bancorp 34, Inc.]

October 13, 2017

Dear Fellow Stockholder:

We cordially invite you to attend the 2017 Annual Meeting of Stockholders of Bancorp 34, Inc. The Annual Meeting will be held at the main office of Bank 34 located at 500 East 10th Street, Alamogordo, New Mexico 88310 on November 17, 2017, at 11:00 a.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on the operations of Bancorp 34, Inc. Also enclosed for your review is our Annual Report for the year ended December 31, 2016, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors, the ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for the year ending December 31, 2017 and the approval of the Bancorp 34, Inc. 2017 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of Bancorp 34, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2017 Annual Report are available at www.cstproxy.com/bancorp34/2017.

Sincerely,

/s/ Jill Gutierrez
Jill Gutierrez
Chief Executive Officer

Bancorp 34, Inc.

500 East 10th Street

Alamogordo, New Mexico 88310

(575) 437-9334

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 17, 2017

Notice is hereby given that the 2017 Annual Meeting of Stockholders of Bancorp 34, Inc. will be held at the main office of Bank 34 located at 500 East 10th Street, Alamogordo, New Mexico 88310 on November 17, 2017 at 11:00 a.m., local time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of two directors;
2.	the ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for the year ending December 31, 2017;
3.	the approval of the Bancorp 34, Inc. 2017 Equity Incentive Plan; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on October 5, 2017 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF BANCORP 34, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

/s/ Dorothy Valdez
Dorothy Valdez
Corporate Secretary

Alamogordo, New Mexico

October 13, 2017

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BANCORP 34, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2016 ARE EACH AVAILABLE ON THE INTERNET AT WWW.CSTPROXY.COM/BANCORP34/2017.

PROXY STATEMENT

Bancorp 34, Inc.

500 East 10th Street

Alamogordo, New Mexico 88310

(575) 437-9334

ANNUAL MEETING OF STOCKHOLDERS

November 17, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Bancorp 34, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the main office of Bank 34 located at 500 East 10th Street, Alamogordo, New Mexico 88310 on November 17, 2017, at 11:00 a.m., local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 13, 2017.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Bancorp 34, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein, “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017 and “FOR” the approval of the Bancorp 34, Inc. Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Bancorp 34, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet or telephone instructions on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Dorothy Valdez, Corporate Secretary, at (575) 437-9334.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition, we have entered into an agreement with Laurel Hill Advisory Group, LLC to assist in soliciting proxies for the annual meeting and we have agreed to pay them $5,500, plus out-of-pocket expenses, for these services.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Bancorp 34, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on October 5, 2017 are entitled to one vote for each share then held. As of October 5, 2017, there were 3,443,922 shares of common stock issued and outstanding.

Bancorp 34, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record owners of Bancorp 34, Inc.’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of Bancorp 34, Inc.’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of October 5, 2017, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 500 East 10th Street, Alamogordo, New Mexico 88310.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)

Persons Owning Greater than 5%
Bank 34 Employee Stock Ownership Plan 500 East 10th Street Alamogordo, New Mexico 88310	208,843		6.06%

Directors
William F. Burt	13,183		*
Wortham A. (Pete) Cook	6,495	(4)	*
Jill Gutierrez	42,022	(5)	1.21%
James D. Harris	16,668	(3)	*
Randal L. Rabon	37,288	(3)	1.08%
Elaine E. Ralls	11,159	(6)	*
Don P. Van Winkle	3,089	(7)	*

Executive Officers who are not Directors
William P. Kauper	24,524	(8)	*
Jan R. Thiry	11,219	(9)	*

All directors and executive officers as a group (9 persons)	165,647		4.81%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Bancorp 34, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from October 5, 2017. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Bancorp 34, Inc. common stock. In accordance with applicable Securities and Exchange Commission rules, outstanding options held by an individual that are vested or that will vest within 60 days of October 5, 2017 are included for purposes of calculating that individual’s percentage ownership, but not for purposes of calculating any other individual’s percentage ownership.
(2)	Based on a total of 3,443,922 shares of common stock outstanding as of October 5, 2017.
(3)	Includes 5,732 presently exercisable stock options.
(4)	All of such shares are held in an individual retirement account.
(5)	Includes 25,000 shares held in an individual retirement account, 11,260 presently exercisable stock options and 2,612 shares held by the Bank 34 Employee Stock Ownership Plan.
(6)	Includes 3,920 shares of common stock held by a trust and 2,000 shares held in an individual retirement account.
(7)	Includes 1,480 shares held in an individual retirement account.
(8)	Includes 20,000 shares held in an individual retirement account and 1,474 shares held by the Bank 34 Employee Stock Ownership Plan.
(9)	Includes 3,900 shares held in an individual retirement account, 2,866 shares held by Mr. Thiry’s spouse and 453 shares held by the Bank 34 Employee Stock Ownership Plan.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

Method of Counting Votes

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR ALL nominees proposed by the Board, to WITHHOLD for ALL nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked ABSTAIN.

As to the approval of the Bancorp 34, Inc. 2017 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on the approval. The approval of this matter shall be determined by a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.

Proxies solicited hereby will be returned to us and will be tabulated by William P. Kauper, President/Director of Corporate Development, and the inspector of election designated by our Board of Directors.

Participants in the Bank 34 Employee Stock Ownership Plan

If you participate in the Bank 34 Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning your ESOP Vote Authorization Form is November 14, 2017 at 11:59 p.m. Eastern time. The telephone and internet voting deadline for ESOP participants is also 11:59 p.m. Eastern time on November 14, 2017.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors are elected and qualified. Two directors will be elected at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Nominating and Corporate Governance Committee of the Board of Directors has nominated James D. Harris and Elaine E. Ralls to serve as directors for three-year terms. Each nominee is currently a director of Bancorp 34, Inc.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of December 31, 2016, and term as a director includes service with Bank 34.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of Bancorp 34, Inc. is also a director of Bank 34.

Directors

The nominees for director are:

James D. Harris. Mr. Harris, age 71, has served as a director since 2008. Previously, he served as a director of Pioneer Bank in New Mexico for seven years. Mr. Harris was the owner of Charles, Garland & Harris Agency, Alamogordo, New Mexico, until the sale of the firm and his retirement in 2008. He serves as a director of Gerald Champion Regional Medical Center in Alamogordo and is a former member of the Committee of 50 (military support committee). Mr. Harris is a Paul Harris Fellow of Rotary International and remains involved in economic, civic and cultural matters in Otero County, New Mexico. He also served as President of the New Mexico Amigos, a statewide organization of business and professional people and the Official Goodwill Ambassadors of the State of New Mexico. Mr. Harris’ experience in risk management provides valuable insights into the types and levels of insurance we should maintain for the complexity of our operating environment.

Elaine E. Ralls. Ms. Ralls, age 67, has served as a director since August 2014 upon the completion of the acquisition of Bank 1440. Ms. Ralls has owned and operated several businesses in Arizona, each of which was successfully acquired or merged with larger entities. Currently, Ms. Ralls is the President of AIR Marketing, an advertising agency based in Phoenix, Arizona that she formed in 1998 and which she owns with her son. AIR has received the Ethics Award from the Better Business Bureau and is ranked by the Phoenix Business Journal in the Top Places to Work, Top Advertising Agencies, and Top Women Owned Businesses. She is actively involved on the Board of Directors for the Better Business Bureau and the Arizona Foundation for Women, as well as the Lennox Tech Enterprise Center (an organization for CEOs) and the Women President’s Organization. Ms. Ralls served as a director of Bank 1440 beginning in 2007. Ms. Ralls’ experience in company mergers and associated integration of companies and cultures provides us with a strong resource for guidance pertaining to our business expansion via strategic alliances and acquisitions.

The following directors of Bancorp 34, Inc. have terms ending in 2018:

Jill Gutierrez. Ms. Gutierrez, age 66, has been employed by Bank 34 since 2007. She was named Chief Executive Officer in January 2015, having previously served since July 2011 as President and Chief Executive Officer. Ms. Gutierrez has also served as Senior Vice President and Chief Credit Officer, as well as the Las Cruces Division President. Ms. Gutierrez was appointed as a director in July 2011. Prior to joining Bank 34, Ms. Gutierrez held the position of Senior Vice President and Senior Lending Officer at Western Bank in Alamogordo, New Mexico, and at First National Bank in Alamogordo, New Mexico.  From 2001 to 2007 she was Senior Vice President and Market President at First Federal Bank in Las Cruces, New Mexico.  Ms. Gutierrez has been employed in the banking industry since 1972. Ms. Gutierrez’s direct experience in managing operations and employees provides the Board of Directors with insight into operations, and her position on the Board of Directors provides a clear and direct channel of communication from senior management to the full board and alignment on corporate strategy.

Randal L. Rabon. Mr. Rabon, age 60, has served as a director since 2007. He is currently Chairman of Bancorp 34, Inc. Mr. Rabon is a private owner of and investor in construction and land development limited liability companies and partnerships, including Mesa Verde Enterprises, the largest civil contractor in Otero County, New Mexico. Mr. Rabon is a member of the board of the Alamogordo Chamber of Commerce. Mr. Rabon has served as a director of many civic and business organizations, including as president of the Board of the Otero County Electric Cooperative, overseeing approximately $100 million in assets and $20 million in annual revenues. In addition, his director experience spans other organizations including the Otero County Building Contractors Association and Otero County Fair Board. Mr. Rabon is an honorary Commander for the 311th Fighter Squadron, Holloman Air Force Base. A lifelong resident and active member of the community, he and his family also operate a cattle ranch in their hometown of Alamogordo, New Mexico. Mr. Rabon’s deep economic roots in the community and experience dealing with regulatory matters associated with the government contract projects of his construction and development firms is highly beneficial in bringing perspective to our corporate governance matters.

Wortham A. (Pete) Cook. Mr. Cook, age 68, has served as a director since March 2015. Prior to his appointment to the Board of Directors, Mr. Cook served as a financial consultant to Bank 34 from January 2014 to March 2015. From 1989 until his retirement in December 2013 he served as President, Chief Executive Officer and Director at First National Bank in Alamogordo, New Mexico. Mr. Cook also served as Executive Vice President and Vice President at First National Bank from 1987 to 1989. He held the position of Executive Vice President and managed commercial lending, corporate strategy and administration at United Bank of Lea County, Hobbs, New Mexico, from 1982 through 1987. He served as an executive branch manager overseeing consumer finance and administration from 1971 through 1982 in Hobbs, New Mexico and Farmington, New Mexico. Mr. Cook is a director emeritus of the New Mexico State University at Alamogordo Foundation; current chairman of the Economic Development Council of Otero County; and a former member of the Committee of 50 (military support committee). His director experience spanned other organizations including: Federal Reserve Bank, El Paso, Texas; Federal Reserve Bank, Dallas, Texas; and the New Mexico Bankers Association. Mr. Cook’s banking background and leadership experience brings valuable insight in the areas of leadership, bank operations, credit evaluation and corporate governance.

The following directors of Bancorp 34, Inc. have terms ending in 2019:

William F. Burt. Mr. Burt, age 66, has served as director since 2007. He is currently Vice Chairman of Bancorp 34, Inc. and is Chairman of the Bank 34 Compliance Committee. Mr. Burt has served in several different capacities in the broadcast industry since receiving his degree in mass communications from New Mexico State University in 1974. He has been the owner and general manager of Burt Broadcasting, Inc. since 1988. Mr. Burt is a current State Senator representing District #33. He has spent many years actively supporting the U.S. Air Force and Army. Mr. Burt was a charter member of the Governor Appointed New Mexico Military Base Planning Commission. He also serves as a Holloman Wingman, a member of the Air Force Air Combat Command Commanders Group and a member of the State Veterans and Military Affairs Committee. In the New Mexico State Senate, Mr. Burt serves on the Senate Finance Committee, as well as the Revenue Stabilization and Tax Committee and Science and Technology Committee. Mr. Burt has been awarded the New Mexico Broadcaster of the Year Award, Owner of the Radio Station of the Year Award and was named Alamogordo Citizen of the Year. He has also served as Chairman of the Alamogordo Chamber of Commerce, the Committee of 50 (military support committee), Flickinger Center for Performing Arts and the New Mexico Broadcasters Association. Mr. Burt’s media background, senatorial experience and experience in our local markets provides the franchise with substantial insights and discipline for enhancing our public perception and corporate citizenship initiatives.

Don P. Van Winkle. Mr. Van Winkle, age 60, joined the Board of Directors in June 2013. He works with mid-market companies in an out-sourced corporate development and Board role to include managing acquisitions and divestitures, bank-relations and other capital access options.  Previous experience includes: Vistage Chair for Vistage International from 2011 through 2014 (a CEO peer advisory organization); Managing Director for SDR Ventures, a Denver-based investment banking company and mezzanine debt fund; Three years as both President and Corporate Banking Manager for two Denver-based middle-market banking groups; Seven years as Chairman & Chief Executive Officer of Van Winkle’s Farmers Market, Inc. (a 500 employee IGA retail grocery store group based in New Mexico), which he successfully sold in 2002;  Chief Financial Officer and Chief Operating Officer of Fresh Produce Sportswear, Inc., a sportswear design and distribution firm based in Boulder, Colorado where he additionally served on the Board of Directors for 10 years.  Mr. Van Winkle began his career as a corporate banker in Denver (1980 to 1991) after spending two years as a bank examiner with the Comptroller of the Currency.  Mr. Van Winkle’s experience is instrumental in high level evaluation of our credit management processes and practices and his experience as a chief financial officer and chief executive officer qualify him to serve as our audit committee financial expert.

Executive Officers Who are Not Directors

William P. Kauper. Mr. Kauper, age 65, has been employed by Bank 34 since October 2010. He was named President/Director of Corporate Development in January 2015, having previously served as Senior Vice President and Chief Operations Officer. Mr. Kauper has served as an executive officer and board member in community and publicly-traded banks in Wisconsin, Arizona, Colorado and New Mexico. Prior to joining Bank 34, he was President and Chief Executive Officer and a board member of Peoples National Bank in Colorado from 2006 through July 2010. From 1999 through 2006, Mr. Kauper was employed by Western Security Bank in Scottsdale, Arizona, and served as its President/Chief Operating Officer and as a board member at the time of the bank’s acquisition in 2006. Mr. Kauper has been employed in the banking industry since 1975.

Jan R. Thiry. Mr. Thiry, age 64, joined Bank 34 as Senior Vice President, Chief Financial Officer and Treasurer in February 2014, and was named Executive Vice President, Chief Financial Officer and Treasurer in January 2015. Mr. Thiry has over 35 years of experience with Wisconsin and Illinois financial institutions and multi-bank holding companies ranging in assets from $1 billion to $22 billion, including Security Capital Corp./Security Bank SSB, Marshall & Ilsley Corporation/M&I Bank, CIB Marine Bancshares and Midwest Banc Holdings, with responsibilities including audit manager, controller and chief accounting officer.  He began his career as an auditor with KPMG LLP and, immediately prior to joining Bank 34, spent three years as a consultant with RGP, formerly Resources Global Professionals, specializing in Securities and Exchange Commission reporting, investor relations, GAAP interpretation, merger and acquisition accounting and financial analysis with multi-national corporations in the Chicago area.  He is a Certified Public Accountant and has been an adjunct professor for the Keller Graduate School of Management, teaching courses in accounting, auditing, fraud investigation and business communications over the past 20 years.

Board and Committee Independence

The Board of Directors has determined that each of our directors, with the exception of Chief Executive Officer Jill Gutierrez, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Ms. Gutierrez is not independent because she is one of our executive officers. Each director who serves on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” as defined in the listing standards of the Nasdaq Stock Market and applicable Securities and Exchange Commission regulations for purposes of service on each of such committees.

In determining the independence of the other directors, the Board of Directors considered the following transactions, which are not required to be reported under “Transactions with Certain Related Persons.” During the year ended December 31, 2016, Bank 34 paid $14,405 for advertising on radio stations that are owned by director William Burt. Bank 34 also purchased artwork totaling $1,700 from James Harris Photography, which is owned by Director James D. Harris.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Randal L. Rabon, who is an independent director.  This ensures a greater role for the independent directors in the oversight of Bancorp 34, Inc. and Bank 34 and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority independent Board of Directors;

•	periodic meetings of the independent directors; and

•	annual performance evaluations of the Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Bancorp 34, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Bancorp 34, Inc.  Risks relating to the direct operations of Bank 34 are further overseen by the Board of Directors of Bank 34, which currently consists of the same individuals who serve on the Board of Directors of Bancorp 34, Inc.  The Board of Directors of Bank 34 also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Bancorp 34, Inc. and Bank 34 such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2016, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics for Senior Officers

Bancorp 34, Inc. has adopted a Code of Ethics for Senior Officers that applies to Bancorp 34, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.bank34.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

Bancorp 34, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Each of our then-current directors attended the 2016 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Bancorp 34, Inc., 500 East 10th Street, Alamogordo, New Mexico 88310, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Bancorp 34, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Bancorp 34, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Bancorp 34, Inc. are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Board of Directors of Bancorp 34, Inc. held five regular meetings and no special meetings during the year ended December 31, 2016, and the Board of Directors of Alamogordo Financial Corp., the federal predecessor to Bancorp 34, Inc. held 10 regular meetings and three special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Rabon, Ralls and Van Winkle, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Ms. Ralls serves as chair of the Audit Committee. The Board of Directors has determined that Mr. Van Winkle qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements and has an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of various businesses that they own or with which they have been employed.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.bank34.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Bancorp 34, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of Bancorp 34, Inc. met two times during the year ended December 31, 2016 and the Audit Committee of Alamogordo Financial Corp. met three times during the year ended December 31, 2016.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of Directors Burt, Cook, Rabon, Ralls and Van Winkle, each of whom is independent in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Mr. Burt serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter which is available on our website at www.bank34.com. The Nominating and Corporate Governance Committee of Bancorp 34, Inc. did not meet during the year ended December 31, 2016 and the Nominating and Corporate Governance Committee of Alamogordo Financial Corp. met once during the year ended December 31, 2016.

The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen Bank 34’s position in its community and can assist Bank 34 with business development through business and other community contacts.

The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination:

•	Contribution to Board – Bancorp 34, Inc. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Nominating and Corporate Governance Committee will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Nominating and Corporate Governance Committee will also take into consideration the number of public company boards of directors, other than Bancorp 34, Inc.’s, and committees thereof, on which the candidate serves. The Nominating and Corporate Governance Committee will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than two public companies other than Bancorp 34, Inc., it being the policy of Bancorp 34, Inc. to limit public company directorships to two companies other than Bancorp 34, Inc.

•	Experience – Bancorp 34, Inc. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Bancorp 34, Inc.’s business, the Nominating and Corporate Governance Committee will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

•	Familiarity with and Participation in Local Community – Bancorp 34, Inc. is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Bancorp 34, Inc.’s business, the Nominating and Corporate Governance Committee will consider a candidate’s familiarity with Bancorp 34, Inc.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Bancorp 34, Inc.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

•	Integrity – Due to the nature of the financial services provided by Bancorp 34, Inc. and its subsidiaries, Bancorp 34, Inc. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Nominating and Corporate Governance Committee will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under Bancorp 34, Inc.’s Bylaws.

•	Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Bancorp 34, Inc. and its stockholders. In connection with such obligation, the Nominating and Corporate Governance Committee will consider a candidate’s ability to represent the best long-term interests of Bancorp 34, Inc. and its stockholders, including past service with Bancorp 34, Inc. or Bank 34 and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

•	Independence – The Nominating and Corporate Governance Committee will consider the absence or presence of material relationships between a candidate and Bancorp 34, Inc. (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Nominating and Corporate Governance Committee will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Bancorp 34, Inc. should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Nominating and Corporate Governance Committee will consider the candidate’s potential independence under such other standards.

•	Gender and Ethnic Diversity – Bancorp 34, Inc. understands the importance and value of gender and ethnic diversity on a Board of Directors and will consider highly qualified women and individuals from minority groups to include in the pool from which candidates are chosen.

•	Additional Factors – The Nominating and Corporate Governance Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Bancorp 34, Inc.’s stockholders, employees, customers and communities. The Nominating and Corporate Governance Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience, contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Bancorp 34, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended December 31, 2016 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 500 East 10th Street, Alamogordo, New Mexico 88310. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Nominating and Corporate Governance Committee. Stockholders who wish to recommend a nominee must write to Bancorp 34, Inc.’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on Bancorp 34, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Bancorp 34, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Bancorp 34, Inc.’s Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Bancorp 34, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Bancorp 34, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Bancorp 34, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Bancorp 34, Inc. See “Stockholder Proposals and Nominations.”

Compensation Committee. The Compensation Committee is comprised of Directors Rabon, Burt, Cook, Harris, Ralls and Van Winkle. Mr. Rabon serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of Bancorp 34, Inc. or Bank 34. The Compensation Committee of Bancorp 34, Inc. met two times during the year ended December 31, 2016 and the Compensation Committee of Alamogordo Financial Corp. met three times during the year ended December 31, 2016.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other executive officers. No executive officer who is also a director participates with respect to decisions on his or her compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that Bancorp 34, Inc. may adopt in the future. During the year ended December 31, 2016, the Compensation Committee did not utilize the services of a compensation consultant.

The Compensation Committee operates under a written charter which is available on our website at www.bank34.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•	to attract, retain and motivate an experienced, competent executive management team;

•	to reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

•	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	to encourage ownership of our common stock through stock-based compensation to all levels of management; and

•	to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Bancorp 34, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

The base salary levels for our executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Bancorp 34, Inc.’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for our executive officers. The Compensation Committee has utilized bank compensation surveys compiled by the Harlon Group as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2016;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16.

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Bancorp 34, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Elaine E. Ralls (Chairman)

Randal L. Rabon

Don P. Van Winkle

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Bank 34 to our executive officers and directors in compliance with federal banking regulations. During the year ended December 31, 2016, we made no loans to, or had outstanding loans with, our directors and executive officers.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before Bancorp 34, Inc.

Executive Officer Compensation

The following table sets forth for the years ended December 31, 2016 and 2015, certain information as to the total remuneration paid by Bank 34 to Ms. Gutierrez, who served as Chief Executive Officer during that time period, and the two most highly compensated executive officers of Bank 34 other than Ms. Gutierrez (“Named Executive Officers”). The “Stock Awards,” “Stock Options” and “Non-equity Incentive Plan Compensation” columns have been omitted because no listed individual earned any compensation during the fiscal year of a type required to be disclosed in these columns.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended December 31,	Salary ($)	Bonus ($) (1)	Nonqualified deferred compensation earnings ($) (2)	All other compensation ($) (3)	Total ($)
Jill Gutierrez	2016	238,703	120,963	6,844	16,282	382,792
Chief Executive Officer	2015	238,703	61,256	4,668	14,456	319,083

William P. Kauper	2016	164,967	87,943	—	4,671	257,681
President/Director of Corporate Development	2015	164,997	42,254	—	2,967	210,218

Jan R. Thiry	2016	155,000	84,154	745	12,563	252,462
Executive Vice President, Chief Financial Officer and Treasurer	2015	155,000	60,254	332	3,910	219,496

(1)	See “—Bonuses,” below, for a description of the amounts in this column.
(2)	Reflects the above-market interest rate paid on the accounts of the Named Executive Officers under deferred compensation agreements, described below.
(3)	For the year ended December 31, 2016, none of the Named Executive Officers had perquisites the aggregate value of which exceeded $10,000. For the year ended December 31, 2016, the amounts in this column represent, in the case of Ms. Gutierrez, $886 representing the value of term life insurance protection received under her Split Dollar Life Insurance Agreement, $10,600 in employer matching contributions under the 401(k) Plan and $4,797 allocated under the Employee Stock Ownership Plan, in the case of Mr. Kauper, allocations under the Employee Stock Ownership Plan, and for Mr. Thiry $8,610 in employer matching contributions under the 401(k) Plan and $3,953 allocated under the Employee Stock Ownership Plan.

For the year ended December 31, 2016, Bank 34 paid discretionary bonuses to Ms. Gutierrez, Mr. Kauper and Mr. Thiry based on the Compensation Committee’s recommendation after a review of quantitative and qualitative performance-based metrics. The Committee considered three levels of corporate performance targets, with the lowest level (threshold) resulting in cash incentive payments to the Named Executive Officers of approximately 15% of base salary, and the highest level (out-perform) resulting in cash incentive payments of approximately 50% of base salary. The performance targets and weightings were as follows:

	Bonus Level
	Level 1- Threshold (15% of Base Salary)	Level 2 - Commendable (30% of Base Salary)	Level 3 - Out-Perform (50% of Base Salary)	Weightings
Performance Measure
Return on equity (post-tax)	4.00%	5.00%	6.00%	30%
Maintain composite CAMELS rating	N/A	N/A	Meets Expectations	20%
Non-performing assets to loans plus other real estate owned	1.84%	1.56%	1.29%	20%
Successful execution of second-step conversion	N/A	N/A	N/A	20%
Develop capital deployment plan to enhance franchise value	N/A	N/A	Board-Approved Plan	10%

For 2016, operating results were as follows:

	Result	Level
Performance Measure
Return on equity (post-tax)	14.93%	3
Maintain composite CAMELS rating	Met Expectations	3
Non-performing assets to loans plus other real estate owned	2.47%	0
Successful execution of second-step conversion	Completed	3
Develop capital deployment plan to enhance franchise value	Board-Approved Plan	3

Based on the performance measurements reviewed the Compensation Committee recommended and the Board of Directors approved, on a discretionary basis, that the management bonus should be paid at a weighted level of 2.40 for all Named Executive Officers, resulting in bonuses to Ms. Gutierrez, Mr. Kauper and Mr. Thiry in the amounts of $90,707, $62,687 and $58,900, respectively, or approximately 38% of each individual’s base salary. These amounts were paid in the second quarter of 2017.

In November 2016, Bank 34 paid discretionary bonuses to Ms. Gutierrez, Mr. Kauper and Mr. Thiry in the amounts of $30,000, $25,000 and $25,000, respectively, in recognition of Bank 34 successfully completing its second-step conversion, raising over $18 million of gross proceeds at the adjusted maximum of the offering range.

For the year ended December 31, 2015, Bank 34 paid discretionary bonuses to Ms. Gutierrez, Mr. Kauper and Mr. Thiry based on the Compensation Committee’s recommendation after a review of quantitative and qualitative performance-based metrics. The Committee considered three levels of corporate performance targets, with the lowest level (threshold) resulting in cash incentive payments to the Named Executive Officers of approximately 15% of base salary, and the highest level (out-perform) resulting in cash incentive payments of approximately 50% of base salary. The performance targets and weightings were as follows:

	Bonus Level
	Level 1 - Threshold (15% of Base Salary)	Level 2 - Commendable (30% of Base Salary)	Level 3 - Out-Perform (50% of Base Salary)	Weightings
Performance Measure
Return on equity (pre-tax)	3.15%	3.50%	3.85%	20%
Growth of loans held for investment	10.00%	15.00%	21.00%	20%
Compensation plus benefits costs as a percentage of adjusted revenue	52.00%	50.00%	48.00%	15%
Classified assets to Tier 1 capital plus the allowance for loan losses	20.0%	17.0%	13.0%	15%
Liquid assets to total assets	7.00%	7.50%	8.00%	10%
Compliance with internal capital plan	Met Capital Plan Goals	Exceeded Expectations	Significantly Exceeded Expectations	10%
Revenue diversification strategies	Met Expectations of Board	Exceeded Expectations	Implemented Board-Approved Idea	10%

The Compensation Committee determined it was appropriate to adjust actual performance levels to exclude $274,000 of net start-up operating losses related to Bank 34’s Board-approved expansion of Arizona mortgage operations in the fall of 2015.

For 2015, operating results (actual results and adjusted for the above-noted item) were as follows:

	Actual Result	Level	Adjusted Result	Level
Performance Measure
Return on equity (pre-tax)	1.57%	—	2.49%	—
Growth of loans held for investment	10.54%	1	10.54%	1
Base salary plus benefits costs as a percentage of adjusted revenue	51.50%	1	48.97%	2
Classified assets to Tier 1 capital plus the allowance for loan losses	14.92%	2	14.79%	2
Liquid assets to total assets	15.87%	3	15.87%	3
Compliance with internal capital plan	Significantly Exceeded Expectations	3	Significantly Exceeded Expectations	3
Revenue diversification strategies	Implemented Board-Approved Idea	3	Implemented Board-Approved Idea	3

Based on the performance measurements reviewed the Compensation Committee recommended and the Board of Directors approved, on a discretionary basis, that the management bonus should be paid at a weighted level of 1.70 for all Named Executive Officers, resulting in bonuses to Ms. Gutierrez, Mr. Kauper and Mr. Thiry in the amounts of $61,000, $42,000 and $40,000, respectively, or approximately 25.5% of each individual’s base salary. These amounts were paid in the first quarter of 2016.

In February 2015, Bank 34 paid discretionary bonuses to Ms. Gutierrez, Mr. Kauper and Mr. Thiry in the amounts of $70,000, $50,000 and $40,000, respectively, as part of a pool of bonuses paid to management in recognition of Bank 34 completing its acquisition of Bank 1440 in August 2014 and subsequent integration. Mr. Thiry received a retention bonus of $20,000 for remaining employed with Bank 34 through February 23, 2015.

Remaining amounts represent holiday bonuses Bank 34 paid to its Named Executive Officers for the years ended December 31, 2016 and 2015.

Deferred Compensation Agreements. Bank 34 has entered into deferred compensation agreements with Ms. Gutierrez, Mr. Kauper and Mr. Thiry in order to provide them with retirement benefits. Under each of the agreements, the executive may annually defer the payment of a portion of his or her base salary, bonus and/or performance-based compensation by filing a deferral election form with the plan administrator, setting forth the amount of the deferral and its duration. Bank 34 may, in its discretion, annually contribute an incentive award amount to the executive’s deferral account if certain return on assets (ROA) and return on equity (ROE) criteria are met. The discretionary amount that may be contributed ranges, in the case of Ms. Gutierrez, between 10% and 20% of base salary if ROA is between 0.75% and 1.5% and ROE is between 2.0% and 7.0%, and in the case of Mr. Kauper and Mr. Thiry, between 5% and 15% of base salary if ROA is between 0.16% and 0.46% and ROE is between 1.3% and 3.5%. The executives will be at all times 100% vested in any of his or her elective deferrals. The executives will vest in Bank 34 contributions and any interest incrementally, over a period of five years, in the case of Mr. Kauper and Mr. Thiry, or seven years, in the case of Ms. Gutierrez. The agreements provide that interest will be credited monthly on the executive’s deferral account at an annual rate equal to the greater of The Wall Street Journal prime rate on the first business day of the plan year or 5%, compounded monthly. Benefits under the agreements will be paid to the executive upon attainment of his or her normal retirement date, as defined in each agreement, or in the event of early retirement (as defined in the agreement), following separation from service. Benefits will be distributed in either a lump sum or in a number of monthly installments, as selected by each executive and set forth in her or his agreement. Payment of benefits will commence on the first day of the month following an executive’s normal retirement date, separation from service or disability. In the event a change in control occurs prior to the executive’s normal retirement age, death or disability, followed by an executive’s separation from service, the benefit under the agreement will be equal to the executive’s deferral account balance, determined as of the date of the separation from service, and payable in a lump sum within 30 days following separation from service. In the event the change in control occurs during the period of installment payments, Bank 34 will pay the remaining deferral account balance in a lump sum within 30 days after the change in control. If the executive dies during active service, the executive’s deferral account balance will be paid to the executive’s beneficiary on the first day of the fourth month following the executive’s death.

Split Dollar Life Insurance Agreement. Bank 34 has entered into a split dollar life insurance agreement with Jill Gutierrez to retain and reward Ms. Gutierrez, by dividing the death proceeds of certain life insurance policies owned by Bank 34 on her life with her designated beneficiary. Bank 34 will pay the life insurance premiums from its general assets. Under the agreement, Ms. Gutierrez or her assignee has the right to designate the beneficiary of an amount of death proceeds. In the event Ms. Gutierrez dies prior to separation from service, her beneficiary will be entitled to a benefit equal to 100% of net death proceeds, defined as the total death proceeds of all policies minus the greater of the cash surrender value or the aggregate premiums paid by Bank 34. In the event of Ms. Gutierrez’s death after separation from service, there will be no benefit under the agreement. In the event Bank 34 discontinues a policy, Bank 34 will give Ms. Gutierrez at least 30 days to purchase such policy at a purchase price equal to the fair market value of the policy.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2016 for the Named Executive Officers. Information has been adjusted to reflect the 2.0473-for-one stock split in connection with our second-step conversion, completed in October 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Jill Gutierrez	11,260	—	9.65	7/1/2019

(1)	Reflects stock options granted pursuant to the Alamogordo Financial Corp. 2001 Stock Option Plan.

Management Stock Plans. In connection with its 2001 Annual Meeting of Stockholders, Alamogordo Financial Corp. adopted the 2001 Stock Option Plan and the 2001 Recognition and Retention Plan. Under the plans, Alamogordo Financial Corp. had the authority to grant a total of 130,513 stock options (split adjusted) and a total of 65,255 restricted stock awards (split adjusted), respectively. The right of Alamogordo Financial Corp. to grant further awards under the plans expired on each plan’s tenth anniversary in 2011; however, outstanding stock options that were awarded prior to the expiration of the 2001 Stock Option Plan may be exercised during such stock options’ remaining term and outstanding restricted stock awards that were granted prior to expiration of the 2001 Recognition and Retention Plan will continue to vest pursuant to their designated vesting schedules.

Employee Stock Ownership Plan and Trust. Bank 34 implemented an employee stock ownership plan in connection with Alamogordo Financial Corp.’s initial public offering of shares of Alamogordo Financial Corp., and the employee stock ownership plan borrowed funds from Bancorp 34, Inc. to buy additional shares of common stock in Bancorp 34, Inc.’s 2016 stock offering. Employees with at least one year of employment with Bank 34 are eligible to participate. As of December 31, 2016, the employee stock ownership plan held 208,843 shares of common stock. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan utilized to purchase the shares is repaid. The loan is repaid principally from Bank 34 discretionary contributions to the employee stock ownership plan.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become fully vested upon completion of six years of credited service. A participant’s interest in his account under the plan also fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of shares of common stock and/or cash. Bank 34’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718-40, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. The employee stock ownership plan will terminate in the event of a change in control.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2016 certain information as to the total remuneration paid to directors other than Ms. Gutierrez, our Chief Executive Officer. Ms. Gutierrez’s compensation is set forth in the Summary Compensation Table. The “Stock Awards,” “Stock Options” and “Non-equity Incentive Plan Compensation” columns have been omitted because no listed individual earned any compensation during the fiscal year of a type required to be disclosed in these columns.

DIRECTOR COMPENSATION
Name (1)	Fees earned or paid in cash ($)	Non-qualified deferred compensation earnings ($) (2)	All other compensation ($) (3)	Total ($)
Randal Rabon	36,000	1,021	548	37,569
William Burt	36,000	—	1,158	37,158
Wortham A. Cook	36,000	—	—	36,000
James Harris	36,000	—	1,200	37,200
Elaine E. Ralls	36,000	1,239	—	37,239
Don P. Van Winkle	36,000	—	—	36,000

(1)	At December 31, 2016 each of Messrs. Rabon, Burt and Harris had 5,732 vested stock options (split adjusted) that were granted under the Alamogordo Financial Corp. 2001 Stock Option Plan. The stock options have an exercise price of $9.65 (split adjusted) and expire on July 1, 2019.
(2)	Reflects above-market interest under the Director’s Deferred Compensation Plan.
(3)	Reflects the value of the term life insurance protection under the director’s Split Dollar Life Insurance Agreement for the fiscal year. For the year ended December 31, 2016, none of the directors received perquisites the aggregate value of which exceeded $10,000.

Each of the individuals who serves as a director of Bancorp 34, Inc. also serves as a director of Bank 34. Each director, other than our Chief Executive Officer, receives $3,000 per month. No fees are currently paid to directors of Bancorp 34, Inc.

Director Retirement Agreements. Bank 34 has entered into director retirement agreements with William Burt, James Harris and Randal Rabon, which agreements were amended in 2013. Each agreement provides for a normal retirement benefit equal to each director’s accrual balance of $74,238, amortized with interest and payable upon the later of the director’s normal retirement date (age 70) or his separation from service, in monthly installments over a 15-year period. In the event of the director’s separation from service prior to normal retirement age or in the event the director experiences a disability prior to normal retirement age, the director will be entitled to his accrual balance, payable as set forth in the director’s individual agreement. In the event a change in control occurs prior to the director’s normal retirement age, followed by separation from service within 24 months, the director will be entitled to the accrual balance of his account, payable in a lump sum within 30 days following separation from service. If the director dies during active service, the accrual balance of the director’s account at the time of death will be payable to the director’s beneficiary.

Director Deferred Fee Plan. Bank 34 has entered into a director deferred fee plan for the benefit of its directors. Under the plan, a director must be notified of eligibility to participate and then must elect to participate by entering into a participation agreement, a deferral election form and a distribution election form within 30 days of becoming eligible. A participant may modify his or her deferral election annually by entering into a subsequent deferral election and such modification shall become effective in the calendar year following the year in the subsequent deferral election is received by Bank 34. In addition to the directors’ deferrals, Bank 34 may, but is not required, to make contributions to the plan. The plan provides that interest will be credited monthly on the directors’ account at an annual rate equal to 5%, compounded monthly. The board may prospectively increase or decrease the crediting rate by providing notice to the directors. Benefits under the plan will be paid to the director following separation from service, whether due to early termination, normal retirement (i.e., on or after age 70), death, disability or following a change in control. Benefits will be distributed to the director in either a lump sum or in a number of monthly installments, as selected by each director and set forth in her or his distribution election form. Payment of benefits will commence in the month following the occurrence of the event which entitles the director to the distribution. If the director dies during active service, the director’s deferral account balance will be paid to the director’s beneficiary commencing in the month following the director’s death. The benefit under the plan will be equal to the director’s deferral account balance, determined as of the date of the separation from service. In the event a director has a termination of service for cause, the director will forego the interest earned on the account, as well as the contributions made by Bank 34, if any, and will receive only the director’s own deferrals. Directors Cook, Rabon and Ralls have elected to participate in the plan by deferring a portion of their director fees into the plan.

Split Dollar Life Insurance Agreements for Directors. Bank 34 has entered into split dollar life insurance agreements with directors William Burt, James Harris and Randal Rabon to retain and reward the directors, by dividing the death proceeds of certain life insurance policies owned by Bank 34 on the life of each director with the designated beneficiary of the director. Bank 34 will pay the life insurance premiums from its general assets. Under the agreement, the director or the director’s assignee has the right to designate the beneficiary of an amount of death proceeds. In the event the director dies prior to separation from service, the director’s beneficiary will be entitled to a benefit equal to 100% of net death proceeds, defined as the total death proceeds of all policies minus the greater of the cash surrender value or the aggregate premiums paid by Bank 34. In the event of the director’s death after separation from service, there will be no benefit paid to the director’s beneficiary under the agreement. In the event Bank 34 discontinues a policy, Bank 34 will give the director at least 30 days to purchase such policy at a purchase price equal to the fair market value of the policy.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Bancorp 34, Inc. has approved the engagement of Moss Adams LLP to be our independent registered public accounting firm for the year ending December 31, 2017, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Moss Adams LLP for the year ending December 31, 2017. A representative of Moss Adams LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Bancorp 34, Inc. and its stockholders.

Briggs & Veselka Co. was previously the independent registered public accounting firm for Bancorp 34, Inc. On September 26, 2017, the firm was dismissed as Bancorp 34, Inc.’s independent registered public accounting firm. The decision to dismiss Briggs & Veselka Co. was approved by the Audit Committee of Bancorp 34, Inc. The dismissal will be effective upon the filing of Bancorp 34, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through September 26, 2017, there were no: (1) disagreements with Briggs & Veselka Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Briggs & Veselka Co. on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

A letter from Briggs & Veselka Co. was previously filed as an exhibit to Bancorp 34, Inc.’s Current Report on Form 8-K, filed with the SEC on October 2, 2017.

On October 4, 2017, Bancorp 34, Inc. engaged Moss Adams LLP as the Bancorp 34, Inc.’s new independent registered public accounting firm for the fiscal year ending December 31, 2017. The engagement was approved by the Audit Committee of the Board of Directors of Bancorp 34, Inc. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period prior to the engagement of Moss Adams LLP, Bancorp 34, Inc. did not consult with Moss Adams LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Briggs & Veselka Co. during the years ended December 31, 2016 and 2015.

	Year Ended December 31, 2016	Year Ended December 31, 2015

Audit Fees	$139,588	$120,000
Audit-Related Fees	$94,320	$12,435
Tax Fees	$—	$50,889
All Other Fees	$2,423	$1,924

Audit Fees. Audit Fees consist of professional services and related expenses for the audit of our annual financial statements and reviews of our quarterly financial statements.

Audit Related Fees. Audit Related Fees include the preparation of consent letters in connection with our initial public filings in 2015 and our second-step conversion in 2016, audit and review of the financial statements included in those Securities and Exchange Commission registration statement filings, and consulting related to the implementation of accounting standards.

Tax Fees. Tax Fees include professional services related to tax positions taken in previous years.

All Other Fees. Other Fees include professional services related to annual shareholder meeting attendance and telephone consultation.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to Tax Services and Public Company status, is compatible with maintaining the independence of Briggs & Veselka Co. The Audit Committee concluded that performing such services does not affect the independence of Briggs & Veselka Co. in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees, tax fees and all other fees billed and paid during the years ended December 31, 2016 and 2015, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Moss Adams LLP as independent registered public accounting firm for the year ending December 31, 2017.

PROPOSAL III—APPROVAL OF THE BANCORP 34, INC.

2017 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Bancorp 34, Inc. 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”), to provide officers, employees and directors of Bancorp 34, Inc. and Bank 34 with additional incentives to promote the growth and performance of Bancorp 34, Inc. and Bank 34. Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the 2017 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2017 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Bancorp 34, Inc.

The following is a summary of the material features of the 2017 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2017 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2017 Equity Incentive Plan, the terms of the 2017 Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the 2017 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 263,127 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Company common stock that may be issued under the 2017 Equity Incentive Plan pursuant to the exercise of stock options is 187,948 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 75,179 shares. These amounts represent 10% and 4%, respectively, of the number of shares of Bancorp 34, Inc.’s common stock that were sold in our public stock offering on October 11, 2016 in connection with our second-step conversion.

The 2017 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2017 Equity Incentive Plan. The Committee has the authority and discretion within the limitations set forth in the 2017 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2017 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2017 Equity Incentive Plan and any award agreement. The 2017 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and directors of Bancorp 34, Inc. or any subsidiary are eligible to receive awards under the 2017 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2017 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted as incentive or non-statutory stock options, restricted stock awards, restricted stock units, performance awards or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2017 Equity Incentive Plan means the closing sales price of Bancorp 34, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if Bancorp 34, Inc.’s common stock was not traded on such date, then on the immediately preceding day on which Bancorp 34, Inc.’s common stock was traded. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2017 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2017 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Performance Awards. Performance awards are awards consisting of restricted stock, restricted stock units or, at the discretion of the Committee, stock options, the vesting of which are conditioned on the achievement of one or more objective performance measures determined by the Committee (discussed below).

Limitations on Awards Under the 2017 Equity Incentive Plan

The following limits apply to awards under the 2017 Equity Incentive Plan:

•	The maximum number of shares of common stock that may be available for awards under the 2017 Equity Incentive Plan is 263,127 shares, of which up to 187,948 shares of common stock may be delivered pursuant to the exercise of stock options and 75,179 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 46,987 shares and 18,794 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent approximately 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 9,397 shares and 3,759 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent approximately 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 56,384 and 22,553 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

In the event of a corporate transaction involving the stock of Bancorp 34, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options. In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units, as described in the 2017 Equity Incentive Plan.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for Bancorp 34, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or other executive officers named in the summary compensation table of Bancorp 34, Inc.’s annual proxy statement (excluding any officer who is listed on the summary compensation table due to serving as the principal financial officer of Bancorp 34, Inc.). However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2017 Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; earnings per share, including basic earnings per share and diluted earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets, including core return or cash return on average assets; core return on equity; return on average stockholders’ equity or cash return on average stockholders’ equity; return on average tangible stockholders’ equity or cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin or net interest spread; growth in assets, loans, or deposits; loan production volume; net charge offs; non-accrual loans, non-performing loans, classified loans or OREO; cash flow; stock price, including but not limited to, growth measures and total shareholder return; classified assets to total assets; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and/or goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing performance measures. Performance measures may be based on the performance of Bancorp 34, Inc. as a whole or of any one or more subsidiaries or business units of Bancorp 34, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures after they have been set, but with respect to awards intended to qualify under Section 162(m) of the Internal Revenue Code, the Committee may not exercise discretion to increase an amount payable but may exercise “negative” discretion to reduce an amount otherwise payable based on the participant’s achievement of one or more performance measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be qualified performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee shall specify the vesting schedule or conditions of each award, provided, however, that the Committee shall not have the authority to accelerate the vesting provisions of any grant, except to the extent set forth below. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2017 Equity Incentive Plan, other than performance awards, shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting no earlier than one year after the date of grant of the award. If the vesting of an award under the 2017 Equity Incentive Plan is conditioned on the completion of a specified period of service with Bancorp 34, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2017 Equity Incentive Plan, except with respect to the deemed satisfaction of any performance conditions on a change in control, awards under the 2017 Equity Incentive Plan shall be subject to a vesting requirement of at least one year of service following the date of grant, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the requirements of the 2017 Equity Incentive Plan, at the discretion of the Committee, including due to retirement.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units shall become fully earned and vested immediately. In the event of a change in control, any performance measure attached to a performance award under the 2017 Equity Incentive Plan shall be deemed satisfied at the “target” level (i.e., the level of perfromance targeted by Bancorp 34, Inc. as achievable) as of the date of the change in control, unless data supports and the Committee certifies that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case, the performance award will vest at such higher level. In the event of a change in control, if the acquiring corporation fails to assume the outstanding awards granted under the 2017 Equity Incentive Plan or to convert the awards to awards of the acquiror’s stock options, restricted stock or restricuted stock units, such awards will vest immediately upon the effective time of such change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2017 Equity Incentive Plan or any award granted under the 2017 Equity Incentive Plan, provided that, except as provided in the 2017 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2017 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2017 Equity Incentive Plan (other than as provided in the 2017 Equity Incentive Plan), or materially modify the requirements for participation in the 2017 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2017 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2017 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2017 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Bancorp 34, Inc.

Duration of Plan

The 2017 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2017 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2017 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2017 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2017 Equity Incentive Plan. However, any termination of the 2017 Equity Incentive Plan will not affect outstanding awards.

Additional Features

Prohibition Against Repricing of Options. The 2017 Equity Incentive Plan provides that, except in the case of stock splits and other similar corporate transactions described in the Equity Incentive Plan, neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the 2017 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2017 Equity Incentive Plan upon the participant’s death.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2017 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Bancorp 34, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Bancorp 34, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Bancorp 34, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Bancorp 34, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Bancorp 34, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Bancorp 34, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2017 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Bancorp 34, Inc. related to the awards.

Deduction Limits. As described under “Performance Features—Section 162(m) of the Internal Revenue Code,” Bancorp 34, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for certain executive officers is limited, unless the compensation is “qualified performance-based compensation.” “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Stock options available for award under the 2017 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.

In the case of awards granted to a covered employee that are not “qualified performance-based compensation” and are distributed after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The 2017 Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards and restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. The Committee may take these deduction limits into account in setting the size and the terms and conditions of awards, and may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2017 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2017 Equity Incentive Plan. Bancorp 34, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Bancorp 34, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the 2017 Equity Incentive Plan. If the 2017 Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors, if applicable. At the present time, no specific determination has been made as to the grant or allocation of awards.

Clawback Policy

The 2017 Equity Incentive Plan provides that if Bancorp 34, Inc. is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities law, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse Bancorp 34, Inc. with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2017 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Required Vote and Recommendation of the Board

In order to approve the 2017 Equity Incentive Plan, this proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.

The Board of Directors recommends a vote “FOR” the approval of the 2017 EQUITY INCENTIVE Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER STOCK-BASED COMPENSATION PLANS

Set forth below is information as of December 31, 2016 with respect to compensation plans (other than our employee stock ownership plan) under which equity securities of the Registrant are authorized for issuance. Other than our Employee Stock Ownership Plan, we do not have any equity compensation plans that were not approved by our stockholders.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under stock-based compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	34,188	$9.65	—
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	34,188	$9.65	—

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Bancorp 34, Inc.’s executive office, 500 East 10th Street, Alamogordo, New Mexico 88310, no later than June 15, 2017, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2018 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Secretary must receive written notice not earlier than the 120th day nor later than the 110th day prior to date of the annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2018 annual meeting of stockholders is expected to be held May 23, 2018. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than January 23, 2018 and no later than February 2, 2018. If notice is received before January 23, 2018 or after February 2, 2018, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF BANCORP 34, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2016 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 500 East 10th Street, Alamogordo, New Mexico 88310 OR BY CALLING (575) 437-9334.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Bancorp 34, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2016 Annual Report are each available on the Internet at. www.cstproxy.com/bancorp34/2017.

By Order of the Board of Directors

/s/ Dorothy Valdez
Dorothy Valdez
Corporate Secretary

Alamogordo, New Mexico

October 13, 2017

Appendix A

BANCORP 34, INC.

2017 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term.  The purpose of the Bancorp 34, Inc. 2017 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Bancorp 34, Inc. (the “Company”), and its Subsidiaries, including Bank 34 (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan on or after the ten-year anniversary of the Effective Date.

Section 1.2           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Article 5.

Section 1.3           Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1           General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)          Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) on or after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)          Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)          Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)          Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2           Stock Options.

(a)          Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)          Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3           Restricted Stock.

(a)          Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Bancorp 34, Inc. dated [Date], made pursuant to the terms of the Bancorp 34, Inc. 2017 Equity Incentive Plan, copies of which are on file at the executive offices of Bancorp 34, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)          Terms and Conditions.         Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)        Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participants. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)        Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)        The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4                Restricted Stock Units.

(a)               Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)               Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)            A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)           The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)          Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)         A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5           Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “qualified performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)          Performance Measures.  If intended to be qualified performance-based compensation pursuant to Code Section 162(m), such performance measures must be based on any one or more of the following:

(i)           book value or tangible book value per share;

(ii)          earnings per share, including basic earnings per share and diluted earnings per share;

(iii)         net income or net income before taxes;

(iv)          cash earnings;

(v)           net interest income;

(vi)          non-interest income;

(vii)        non-interest expense to average assets ratio;

(viii)       general and administrative expense to average assets ratio;

(ix)         cash general and administrative expense to average assets ratio;

(x)           efficiency ratio;

(xi)         cash efficiency ratio;

(xii)        return on average assets, including core return or cash return on average assets;

(xiii)       core return on equity;

(xiv)        return on average stockholders’ equity or cash return on average stockholders’ equity;

(xv)         return on average tangible stockholders’ equity or cash return on average tangible stockholders equity;

(xvi)        core earnings;

(xvii)      operating income;

(xviii)     operating efficiency ratio;

(xix)       net interest margin or net interest spread;

(xx)        growth in assets, loans, or deposits;

(xxi)       loan production volume;

(xxii)      net charge offs;

(xxiii)     non-accrual loans, non-performing loans, classified loans or OREO;

(xxiv)      cash flow;

(xxv)       stock price, including but not limited to, growth measures and total shareholder return;

(xxvi)      classified assets to total assets;

(xxvii)     strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and/or goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)    any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)          Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be qualified performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)          Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered qualified performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6           Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control or, with respect to Performance Awards, accelerated in accordance with Section 4.1(c).

Section 2.7           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.          Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d)          In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(e)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(f)          Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 263,127 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 187,948 shares of Stock, which represents ten percent (10%) of the number of shares sold in connection with the mutual-to-stock conversion of AF Mutual Holding Company on October 11, 2016 (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 75,179 shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)          Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3           Limitations on Grants to Individuals.

(a)          Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 shall be 46,987 shares, all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(b)          Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 18,794 shares, all of which may be granted during any calendar year. Such maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(c)          Stock Options - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-employee Director under the Plan shall be 9,397 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than 56,384 shares all of which may be granted during any calendar year. Such maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(d)          Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-employee Director under the Plan shall be 3,759 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than 22,553 shares, all of which may be granted during any calendar year. Such maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e)          The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4           Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “qualified performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)          At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)          At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level of performance (i.e., the level of performance targeted by the Company as attainable) as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

(d)          In the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such awards shall vest immediately upon the effective time of such Change in Control.

Section 4.2           Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1           Administration.  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act; or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          the Committee will have the authority and discretion to: (i) select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards; (ii) determine the time or times of receipt, (iii) to determine the types of Awards and the number of shares covered by the Awards; (iv) establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6); (v) cancel or suspend Awards (vi) extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A; and (vii) except with respect to Performance Awards intended to be subject to Code Section 162(m), outstanding unvested Awards on the date of a Change in Control (which are subject to vesting in accordance with Section 4.1 hereof) or any Award within the first year after grant, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to such Award at any time after the grant of the Award.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f)           The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5           Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1           General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2           Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.

The Committee shall have the discretion to permit the transfer of Non-Qualified Options under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3           Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5           Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Mexico without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New Mexico, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or, with respect to a Qualified Retirement Plan, as set forth in the Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17         Forfeiture Events.

(a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.18         Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19         Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)          “Board” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)           “Committee” means the Committee acting under Article 5.

(j)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Code Section 162(m), Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or is seeking to list its securities.

(n)          “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)          “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)           “Exercise Price” means the price established in order to purchase a share of Stock available with respect to a Stock Option pursuant to Section 2.2.

(s)          “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)           a material diminution in Participant’s base compensation;

(ii)          a material diminution in Participant’s authority, duties or responsibilities;

(iii)         a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)        in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u)          “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(v)           “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w)         “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)           “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)        “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)        “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)         “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)        “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee)         “SEC” means the United States Securities and Exchange Commission.

(ff)          “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)        “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)        “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)          “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)          “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)            The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)          The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)         If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)          Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)           With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean Mountain Standard Time (or Mountain Daylight Time, if applicable);

(f)           “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 16, 2017. INTERNET/MOBILE –www.cstproxyvote.com use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PHONE – 1 (866) 894-0536 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Continental Stock Transfer & Trust Co., 1 State Street, New York, NY 10004 PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this ☒ PROXY The Board of Directors recommends you vote FOR the following: 1. Election of Directors FOR ALL ☐WITHHOLD ALL ☐FOR ALL EXCEPT ☐ NOMINEES (01)James D. Harris (02)Elaine E. Ralls (INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.) 2. The ratification of the appointment of Moss Adams LLP as independent registered public accounting firm of Bancorp 34, Inc. for the year ending December 31, 2017. FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. The approval of the Bancorp 34, Inc. 2017 Equity Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐ NOTE: This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted FOR each of the listed proposals. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve, and (2) matters incident to the conduct of the meeting. CONTROL NUMBER Signature Date , 2017. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one holder is required to sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 9/19/17 10:54 AM

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice of Annual Meeting and Proxy Statement are available at http://www.cstproxy.com/bancorp34/2017 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Bancorp 34, Inc. Annual Meeting of Stockholders November 17, 2017, 11.00 A.M. The stockholder(s) signing this proxy hereby appoint(s) the members of the official proxy committee of Bancorp 34, Inc. (the “Company”), or any of them, with full power of substitution in each, to act as proxy for the stockholder(s), and to vote all shares of common stock of the Company which the stockholder(s) is entitled to vote only at the Annual Meeting of Stockholders to be held on November 17, 2017 at 11:00 a.m., local time, at the main office of Bank 34 located at 500 East 10th Street, Alamogordo, New Mexico 88310, and at any and all adjournments thereof with all of the powers the stockholder(s) would possess if personally present at such meeting. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE VOTE BY INTERNET OR PHONE AS INDICATED ON THE REVERSE SIDE. (Continued and to be marked, dated and signed, on the other side)